EXHIBIT 33.4

          Report on Assessment with Compliance with Servicing Criteria for Asset-Backed Securities
                     (Systems & Services Technologies, Inc.)

         Management's Report on Assessment of Compliance with Applicable
                               Servicing Criteria

Systems & Services Technologies, Inc. (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from August 2, 2006 to December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit B hereto which criteria are deemed inapplicable to the activities it performs as specified in the transaction agreements (such criteria, after giving effect to the exclusions identified on Exhibit B, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by automobile or light truck receivables, for which transactions the Asserting Party acts as servicer, that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, on or after January 1, 2006, where the related asset-backed securities were outstanding during the Reporting period (the "Platform"), as listed in Exhibit A.

The Asserting Party has engaged certain vendors (the "Vendors") to perform specific and limited activities or activities scripted by the Asserting Party as of and during the Reporting Period, and the Asserting Party elects to take responsibility for assessing compliance with the Applicable Servicing Criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit B hereto (such criteria, the "Applicable Vendor Servicing Criteria").

The Asserting Party (i) has not identified and is not aware of any material instance of noncompliance by the Vendors with the Applicable Vendor Servicing Criteria and (ii) has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the Applicable Vendor Servicing Criteria as of December 31, 2006 and for the Reporting Period.

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as set forth in this report.

Systems & Services Technologies, Inc.

         /s/ Glenn Estrella
          ------------------
Name:    Glenn Estrella
Title:   Business Manager
Date:    March 13, 2007


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                                    Exhibit A

                      Goldman Sachs Auto Loan Trust 2006-1

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                                    EXHIBIT B

----------------------- --------------------------------------- ----------------------- ---------------------------------------
                                                                               Applicable                 Inapplicable
                                                                           Servicing Criteria          Servicing Criteria
----------------------- --------------------------------------- ----------------------- ---------------------------------------
      Reference                        Criteria                      Performed by      Performed by
                                                                       Servicer         Vendor(s)
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(1)(i)           Policies and procedures are                                                            X
                        instituted to monitor any performance
                        or other triggers and events of
                        default in accordance with the
                        transaction agreements.
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(1)(ii)          If any material servicing activities
                        are outsourced to third parties,
                        policies and procedures are
                        instituted to monitor the third
                        party's performance and compliance
                        with such servicing activities.                  X(1)
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(1)(iii)         Any requirements in the transaction agreements to
                        maintain a back-up servicer for the pool assets are
                        maintained.                                                                            X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(1)(iv)          A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the amount
                        of coverage required by and otherwise in accordance with
                        the terms of the
                        transaction agreements.                                                                X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
                        Cash Collection and Administration
----------------------- --------------------------------------- ----------------------- ---------------------------------------
122(d)(2)(i)            Payments on pool assets are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt, or such other number of days
                        specified in the
                        transaction agreements.                           X                X(1)
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(2)(ii)          Disbursements made via wire transfer
                        on behalf of an obligor or to an
                        investor are made only by authorized
                        personnel.                                        X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(2)(iii)         Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances, are made, reviewed and
                        approved as specified in the transaction
                        agreements.                                                                            X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(2)(iv)          The related accounts for the
                        transaction, such as cash reserve
                        accounts or accounts established as a
                        form of overcollateralization, are
                        separately maintained (e.g., with
                        respect to commingling of cash) as
                        set forth in the transaction
                        agreements.                                                                            X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(2)(v)           Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institution" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of
                        Rule 13k-1(b)(1) of the Securities
                        Exchange Act.                                                                          X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as
                        to prevent unauthorized access.                                                        X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(2)(vii)         Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliation; and (D) contain
                        explanations for reconciling items. These reconciling
                        items are resolved within 90 calendar days of their
                        original identification, or such other number of days
                        specified in the
                        transaction agreements.                                                                X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
                        Investor Remittances and Reporting
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(3)(i)           Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements; (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors' or the
                        trustee's records as to the total unpaid principal
                        balance and number of pool assets
                        serviced by the Servicer.                                                              X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(3)(ii)          Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and
                        other terms set forth in
                        the transaction agreements.                                                            X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(3)(iii)         Disbursements made to an investor are posted within two
                        business days to the Servicer's investor records, or
                        such other number of days specified
                        in the transaction agreements.                                                         X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(3)(iv)          Amounts remitted to investors per the
                        investor reports agree with cancelled
                        checks, or other form of payment, or
                        custodial bank statements.                                                             X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
                        Pool Asset Administration
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(i)           Collateral or security on pool assets
                        is maintained as required by the
                        transaction agreements or related
                        pool asset documents.                             X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(ii)          Pool asset and related documents are
                        safeguarded as required by the
                        transaction agreements.                           X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(iii)         Any additions, removals or
                        substitutions to the asset pool are
                        made, reviewed and approved in
                        accordance with any conditions or
                        requirements in the transaction
                        agreements.                                       X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(iv)          Payments on pool assets, including
                        any payoffs, made in accordance with
                        the related pool asset documents are
                        posted to the Servicer's obligor
                        records maintained no more than two
                        business days after receipt, or such
                        other number of days specified in the
                        transaction agreements, and allocated
                        to principal, interest or other items
                        (e.g., escrow) in accordance with the
                        related pool asset documents.                     X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(v)           The Servicer's records regarding the
                        pool assets agree with the Servicer's
                        records with respect to an obligor's
                        unpaid principal balance.                         X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(vi)          Changes with respect to the terms or
                        status of an obligor's pool assets
                        (e.g., loan modifications or
                        re-agings) are made, reviewed and
                        approved by authorized personnel in
                        accordance with the transaction
                        agreements and related pool asset
                        documents.                                        X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(vii)         Loss mitigation or recovery actions
                        (e.g., forbearance plans,
                        modifications and deeds in lieu of
                        foreclosure, foreclosures and
                        repossessions, as applicable) are
                        initiated, conducted and concluded in
                        accordance with the timeframes or
                        other requirements established by the
                        transaction agreements.                           X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(viii)        Records documenting collection efforts are maintained
                        during the period a pool asset is delinquent in
                        accordance with the transaction agreements. Such records
                        are maintained on at least a monthly basis, or such
                        other period specified in the transaction agreements,
                        and describe the entity's activities in monitoring
                        delinquent pool assets including, for example, phone
                        calls, letters and payment rescheduling plans in cases
                        where delinquency is deemed temporary (e.g., illness or
                        unemployment).                                    X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(ix)          Adjustments to interest rates or
                        rates of return for pool assets with
                        variable rates are computed based on
                        the related pool asset documents.                 X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(x)           Regarding any funds held in trust for an obligor (such
                        as escrow accounts): (A) such funds are analyzed, in
                        accordance with the obligor's pool asset documents, on
                        at least an annual basis, or such other period specified
                        in the transaction agreements; (B) interest on such
                        funds is paid, or credited, to obligors in accordance
                        with applicable pool asset documents and state laws; and
                        (C) such funds are returned to the obligor within 30
                        calendar days of full repayment of the related pool
                        assets, or such other number of days specified in the
                        transaction agreements.                                                                X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(xi)          Payments made on behalf of an obligor (such as tax or
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the servicer at
                        least 30 calendar days prior to these dates, or such
                        other number of days specified in the
                        transaction agreements.                                                                X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(xii)         Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late payment was due to the obligor's
                        error or omission.                                                                     X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction
                        agreements.                                       X                                    X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and
                        uncollectible accounts are recognized
                        and recorded in accordance with the
                        transaction agreements.                           X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        Item 1114(a)(1) through (3) or Item 1115 of Regulation
                        AB, is maintained as set 1122(d)(4)(xv)forth in the
                        transaction agreements.                                                                X
----------------------- --------------------------------------- ----------------------- ---------------------------------------
----------------------- --------------------------------------- ----------------------- ---------------------------------------
(1) A vendor deposits funds from customer transactions to a lockbox clearing account. Such vendor is not a "servicer" as defined in Item 1101(j) of
Regulation AB. The Asserting Party has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to such vendor.
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